Exhibit 32.1

THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER’S QUARTERLY REPORT
ON FORM 10-Q AND IS NOT FILED, AS PROVIDED IN SEC RELEASE NOS. 33-8238, 34-47986 AND
IC-26068, DATED JUNE 5, 2003.

Certification of Chief Executive Officer
and Chief Accounting Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BrandPartners Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/S/ James F. Brooks

James F. Brooks
Chief Executive Officer and President

August 13, 2009

BY:	/S/ Jane E. Quilliam

Jane E. Quilliam
Chief Accounting Officer

August 13, 2009

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.